SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2002
                                                         -----------------

                                  HAUSER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-17174                 84-0926801
      ------------------            ----------------        -------------------
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                 Number)             Identification No.)

   20710 S. Alameda Street
  Long Beach, CA 90810-1107                                       90810
 ---------------------------                                      -----
    (Address of principal                                        Zip Code
      executive offices)


Registrant's telephone number, including area code:     (310) 637-9566
                                                        --------------

Item 5. Other Events.

     On September 6, 2002, Wells Fargo Bank, N.A. ("Wells Fargo") agreed to amend the terms of Hauser, Inc.'s (the "Company") Amended and Restated Credit Agreement (the "Amended Credit Facility"), which it entered into with Wells Fargo on December 7, 2001. Pursuant to the terms of this amendment (the "Amendment"), (i) the maturity date of the term note was extended from August 31, 2002 to September 10, 2002; (ii) the maturity date of the revolving credit note was extended from August 31, 2002 to October 31, 2002; (iii) the interest rate on the term note was increased from prime rate plus a margin of 3% to prime rate plus a margin of 5%; (iv) the interest rate on the revolving credit note was increased from prime rate plus a margin of 2% to prime rate plus a margin of 4%; (v) amounts available pursuant to the revolving credit note were reduced from $10,750,000 to $9,500,000; and (vi) the Company's consolidated tangible net worth covenant was amended to extend the test date for the consolidated net worth from June 30, 2002 to August 31, 2002. On September 6, 2002, the Company paid the outstanding balance on the term note.

     The terms of the Amendment were effective as of August 31, 2002. The Company is engaged in discussions which could result in the Company obtaining funds to pay the outstanding loans to Wells Fargo and permit the Company to obtain a new line of credit to finance operations. There can be no assurance that the requisite funds will be obtained. Arthur Andersen LLP, the former auditors for the Company, issued an opinion in connection with their audit for the fiscal year ended March 31, 2002, which stated that there is a substantial doubt about the ability of the Company to continue as a going concern.

     The foregoing description of the Amendment is qualified in its entirety by reference to such agreement, a copy of which has been filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

     The foregoing descriptions of the term note and the revolving credit note are qualified in their entirety by reference to such notes, copies of which have been filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

     On September 9, 2002, the Company issued a press release relating to the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      10.1 Amendment No. 2 to Credit Agreement, effective as of August 31, 2002, by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc. and Wells Fargo Bank, N.A.

      10.2  Term Note, dated August 31, 2002.

      10.3  Revolving Credit Note, dated August 31, 2002.

      99.1  Press Release, dated September 9, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAUSER, INC.



Dated:  September 17, 2002         By: /s/  Kenneth C. Cleveland
                                       --------------------------
                                       Name:   Kenneth C. Cleveland
                                       Title:  President and Chief
                                               Executive Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

10.1 Amendment No. 2 to Credit Agreement, effective as of August 31, 2002, by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc. and Wells Fargo Bank, N.A.

10.2           Term Note, dated August 31, 2002.

10.3           Revolving Credit Note, dated August 31, 2002.

99.1           Press Release, dated September 9, 2002.